UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2018

CERES TACTICAL MACRO L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54284	27-3371689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                     (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

As of January 19, 2018, Ceres Tactical Macro L.P. (the “Registrant”) entered into an alternative investment placement agent agreement (the “Selling Agreement”), by and among the Registrant, Ceres Managed Futures LLC, a Delaware limited liability company (the “General Partner”), and Harbor Investment Advisory, LLC, a Maryland limited liability company (“Harbor” or “Selling Agent”).

Pursuant to the Selling Agreement, Harbor has been appointed as a non-exclusive selling agent of the Registrant for the purpose of finding eligible investors for units of limited partnership interests (“Units”) in the Registrant through offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder (“Rule 506”) and to serve as an investment advisor to its customers investing in one or more of the partnerships party to the Selling Agreement; provided, that, included within such appointment, Harbor will provide certain services to certain holders of Units of the Registrant, who had acquired such Units prior to such holders becoming clients of Harbor.

The Selling Agreement continues in effect until September 30, 2018 unless terminated in certain circumstances as set forth in the Selling Agreement, after which the General Partner or the Registrant may, in its sole discretion, renew the Selling Agreement for additional one year periods. After September 30, 2018, the Selling Agreement may be terminated by any party on thirty days’ prior written notice.

Pursuant to the Selling Agreement, the Registrant will pay Harbor an ongoing placement agent fee equal to (i) 1/12th of 2.0% (a 2.0% annual rate) of the net asset value per unit for certain holders of Class A Units in the Registrant, and (ii) 1/12th of 0.75% (a 0.75% annual rate) of the net asset value per unit for certain holders of Class D Units in the Registrant, as set forth in the Selling Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit are filed as part of this report:

Exhibit Number	Description
10.1	Alternative Investment Placement Agent Agreement, dated as of January 19, 2018, by and among Ceres Managed Futures LLC, Harbor Investment Advisory, LLC, and the limited partnerships listed on Schedule 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL MACRO L.P.

By:	Ceres Managed Futures LLC General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: January 25, 2018